July 27, 2022 Q2 Earnings Conference Call

This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, the economy generally and the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government, consumers, and others, on our business, financial condition and results of operations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, consumer or business responses to, and ability to treat or prevent further outbreak of, the COVID-19 pandemic, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at bokf.com. All data is presented as of June 30, 2022 unless otherwise noted. Legal Disclaimers 2

Stacy Kymes Chief Executive Officer

Q2 summary *Non-GAAP measure Attributable to shareholders Per share (diluted) Quarterly earnings trend NET INCOME Noteworthy items impacting profitability • Margin expansion as loans reprice and loan growth continued to accelerate, continuing the momentum seen over the past several quarters • Strong performance from our fee-based businesses, with increased Trading and Brokerage offsetting declines in Mortgage • No provision for credit loss • Expense management remains excellent 4 ($Million, exc. EPS) Q2 2022 Q1 2022 Q2 2021 Net income $132.8 $62.5 $166.4 Diluted EPS $1.96 $0.91 $2.40 Net income before taxes $169.0 $78.6 $215.6 Provision for credit losses $— $— $(35.0) Pre-provision net revenue* $169.0 $78.7 $179.9

Additional details 5 ◦ Core loan balances grew $711 million; unfunded commitments grew $979 million or 7.8% ◦ Average deposits declined $1.8 billion in Q2 after seeing the pace of growth moderating in the prior quarter, with period-end balances down $807 million ◦ Assets under management or in custody and fiduciary assets both decreased slightly this quarter; with unfavorable market moves the primary driver ($Billion) Q2 2022 Quarterly Sequential Quarterly YOY Period-End Loans* $21.2 3.5% 4.7% Average Loans* $21.0 3.5% 2.3% Period-End Deposits $38.6 (2.0)% 3.1% Average Deposits $38.6 (4.4)% 2.9% Fiduciary Assets $56.0 (8.4)% (4.6)% Assets Under Management or in Custody $96.0 (5.0)% (0.7)% *Excludes outstanding balances for Paycheck Protection Program loans.

Marc Maun EVP, Regional Banking Executive

Loan portfolio • Energy balances continued to see strong growth similar to that experienced over the past two quarters • Growth seen across Services, Healthcare and General Business • Core C&I growth accelerating despite relatively unchanged utilization levels • Commercial Real Estate relatively flat after strong growth seen last quarter 7 ($Million) June 30, 2022 Mar. 31, 2022 June 30, 2021 Seq. Loan Growth YOY Loan Growth Energy $3,393.1 $3,197.7 $3,011.3 6.1% 12.7% Services 3,421.5 3,351.5 3,389.8 2.1% 0.9% Healthcare 3,697.0 3,441.7 3,381.3 7.4% 9.3% General Business 3,067.2 2,892.3 2,690.6 6.0% 14.0% Total C&I $13,578.7 $12,883.2 $12,472.9 5.4% 8.9% Commercial Real Estate 4,106.1 4,101.0 4,247.0 0.1% (3.3)% Loans to Individuals 3,563.2 3,552.9 3,575.0 0.3% (0.3)% Core Loans $21,248.0 $20,537.1 $20,294.9 3.5% 4.7% Paycheck Protection Program 43.1 137.4 1,121.6 (68.6)% (96.2)% Total Loans $21,291.1 $20,674.4 $21,416.4 3.0% (0.6)%

Key credit quality metrics Energy Healthcare Commercial real estate Residential & other Quality metrics summary • Total non-accrual loans down $10.1 million • A decrease of $4.1 million in Energy non-accruals • Potential problem loans (substandard, accruing) totaled $131 million at 6/30, compared to $169 million at 3/31 • Net recoveries for the second quarter • Last four quarter average net charge-offs at 6 basis points ◦ NCOs continue to be at or below historic range of 30 to 40 basis points • Appropriately reserved with a combined allowance of 1.33% including unfunded commitments and excluding PPP loans, and an ALLL excluding PPP loans of 1.13% Net charge-offs to average loans Non-Accruals ($Million) ANNUALIZED 8

Scott Grauer EVP, Wealth Management Executive 9

Fees & commissions Brokerage & trading • Revenue increased linked quarter due to recognized losses on Trading Securities experienced in Q1 from disruptions in fixed- income markets Fiduciary and asset management • Revenue increased primarily from seasonal tax preparation fees and growth in mutual fund fees and revenues, driven by increase in short-term interest rates Transaction card • Increase in fees linked quarter with customer activity trends continuing to improve Service charges • Increases in debit card revenue partially offset by a small decrease in deposit charges Mortgage banking • Decreases in origination volume and GOS margins in the secondary market 10 ($Million) Q2 2022 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading fees $12.0 $66.0 122.2% (7.8)% Derivative fees 13.1 2.2 20.1% 627.6% Brokerage & insurance fees 7.1 (1.3) (15.2)% (6.0)% Syndication fees 6.4 3.3 105.6% 134.1% Other investment banking fees 5.5 0.9 19.4% 25.6% Brokerage & trading $44.0 $71.1 262.6% 49.8% Transaction card 26.9 2.7 11.2% 8.1% Fiduciary & asset management 49.8 3.4 7.4% 11.2% Deposit service charges & fees 28.5 1.5 5.5% 10.2% Mortgage banking 11.4 (5.3) (31.7)% (46.4)% Other revenue 12.7 2.2 21.4% (45.3)% Total fees & commissions $173.4 $75.7 77.6% 2.3%

11 Steven Nell EVP, Chief Financial Officer

Yields, rate & margin Net interest revenue • Net interest revenue up $5.6 million linked quarter; with the benefits of rate increases offset by a decline in trading securities balances linked quarter Net interest margin • Net interest margin increase due to increases in short-term rates and decreased trading securities balances • Interest-bearing deposit costs up 12bp relative to the prior quarter 12 ($Million) Q2 2022 Q1 2022 Q2 2021 Quarterly sequential Quarterly YOY Net interest revenue $274.0 $268.4 $280.3 2.1% (2.2)% Net interest margin 2.76% 2.44% 2.60% 32 bps 16 bps Yield on available for sale securities 1.84% 1.77% 1.85% 7 bps (1) bps Yield on loans 3.92% 3.57% 3.54% 35 bps 38 bps Cost of int.-bearing deposits 0.24% 0.12% 0.14% 12 bps 10 bps Cost of wholesale borrowings 0.96% 0.88% 0.51% 8 bps 45 bps

Asset sensitivity Noteworthy balance sheet items • We anticipate holding the available-for-sale securities portfolio flat by reinvesting cash flows at current market rates, maintaining our asset- sensitive position • Approximately 78% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Approximately $117 million of in-the-money floors, providing a marginal amount of revenue support ◦ Impact of floors minimal with continued rate increases • Deposit betas expected to approach 30% should the rapid hiking cycle implied by the market occur, similar to the experience at comparable short-term rate levels during the previous hiking cycle 13 Scenario* ∆ NIR % ∆ NIR $ Up 200 Ramp, months 1-12 5.19% $66.7 million Up 200 Ramp, months 13-24 12.14% $167.1 million *Estimates for parallel shifts in the rate curve. Asset sensitivity for months 1-12 would be reduced approximately by half in a flattening scenario where short-end rates increase 200bp while long-end rates increase 100bp.

Liquidity & capital • Average deposit balances were down $1.8 billion this quarter, but are $1.1 billion above the second quarter 2021 • $10 billion of secured wholesale borrowing capacity • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Repurchased 294,084 shares at an average price of $82.98 per share in the open market 14 Q2 2022 Q1 2022 Q2 2021 Loan to Deposit Ratio 55.1% 52.4% 57.2% Period-End Deposits $38.6 billion $39.4 billion $37.4 billion Available secured wholesale borrowing capacity $10.1 billion $12.7 billion $12.8 billion Common Equity Tier 1 11.6% 11.3% 12.0% Total Capital Ratio 12.6% 12.3% 13.6% Tangible Common Equity Ratio 8.2% 8.1% 9.1%

Expenses Expenses summary • Quarterly personnel expense down $4.3 million, with decreases in deferred compensation, share- based incentive compensation, and employee benefits offset by an increase in cash-based incentive compensation and a full quarter impact of annual merit increases • Quarterly non-personnel expense relatively flat linked quarter • Linked quarter increase in revenues and fees led to an improved efficiency ratio, with Q1 elevated from recognized trading losses 15 ($Million) Q2 2022 Q1 2022 Q2 2021 % Incr. Seq. % Incr. YOY Personnel expense $154.9 $159.2 $172.0 (2.7)% (9.9)% Other operating expense $118.7 $118.4 $119.1 0.3% (0.3)% Total operating expense $273.7 $277.6 $291.2 (1.4)% (6.0)% Efficiency Ratio 60.6% 75.1% 64.2% --- ---

Forecast & assumptions 16 ◦ We expect loan growth to continue the solid performance seen in Q1 and Q2, with period-end point-to-point total loan growth for the year approaching a double-digit rate. ◦ We expect a continued reduction in deposit balances; with the point-to-point decline in the upper single-digit range for 2022. Considering accelerating loan growth and moderate pressure on deposits, our liquidity position is expected to remain strong with a loan to deposit ratio of approximately 60% by year-end. ◦ We expect to maintain the AFS portfolio flat for the remainder of the year and reinvest cash flows at current rates. No additional transfers to held-to-maturity are anticipated. ◦ Considering the items noted above and modeling an additional 175bp increase in short-term rates during 2022 consistent with a flattening forward curve, we expect core Net Interest Income (excluding the impact of PPP loans YoY) to grow approximately 7% versus the prior year. Core net interest margin should expand throughout the remainder of 2022, and given this environment, should exceed 3% before year-end. The June margin was 2.90%. ◦ Total Fee Revenues are expected to be 5-10% lower than second quarter results, as we saw record derivative activity, seasonality in tax fees, and continued pressure in mortgage banking. Total Fee Revenues as a percent of Total Revenues is expected to remain near 35% during 2022. ◦ Total operating expense should be approximately $280-$285 million per quarter for the remainder of 2022, bringing total expenses for the year 5% below 2021 and our efficiency ratio below our corporate goal of 60% by the end of the year. ◦ Our current combined loan loss reserve as a percent of loan balances is 1.33%. We expect this ratio to migrate downward, though continued strong loan growth will increasingly influence the prospect of resuming a provision in future quarters. ◦ We expect to continue opportunistic quarterly share repurchases at the upper end of the dollar range spent over the past several quarters.

Stacy Kymes Chief Executive Officer

Question & answer session